STATEMENTS OF OPERATIONS (Unaudited) (USD $)	3 Months Ended		6 Months Ended
	Jun. 30, 2014	Jun. 30, 2013	Jun. 30, 2014	Jun. 30, 2013
REVENUE:
Product sales	$ 436,674	$ 476,978	$ 842,962	$ 677,796
Shipping and delivery	37,976	7,484	76,630	11,736
Net sales	474,650	484,462	919,592	689,532
Cost of Goods Sold	407,723	267,196	743,910	379,099
GROSS MARGIN	66,927	217,266	175,682	310,433
OPERATING EXPENSES:
Research and development		7,849	3,300	16,326
Advertising and marketing	276,818	5,346	461,905	31,446
General and administrative expenses	921,018	320,693	1,910,519	578,132
Total operating expenses	1,197,836	333,888	2,375,724	625,904
Loss from operations	(1,130,909)	(116,622)	(2,200,042)	(315,471)
OTHER INCOME:
License fees				49,000
TOTAL OTHER INCOME				49,000
Net Loss	$ (1,130,909)	$ (116,622)	$ (2,200,042)	$ (266,471)
Basic and diluted loss per common share	$ (0.01)	$ 0.00	$ (0.03)	$ 0.00
Basic and diluted weighted average shares outstanding	75,931,279	64,350,423	75,521,701	64,350,423